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                                   FORM 8-K


                      Securities and Exchange Commission
                            Washington, D.C. 20549


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 10, 1995

                         Central Bancorporation, Inc.
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             (Exact name of registrant as specified in its charter)


             Texas                 0-15732                 75-1653291
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(State or other           (Commission File Number)        (IRS Employer
jurisdiction of                                          Identification
incorporation)                                               Number)


                   777 West Rosedale, Fort Worth, Texas 76104
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                   (Address of principal executive offices)


        Registrant's telephone number, including area code: 817-347-8100


                        Texas Security Bancshares, Inc.
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

        On April 10, 1995 the Registrant filed Articles of Amendment to its Articles of Incorporation with the Texas Secretary of State to change its name from Texas Security Bancshares, Inc. to Central Bancorporation, Inc.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTRAL BANCORPORATION, INC.


DATE: April 14, 1995                    /s/ J. Andy Thompson
                                        --------------------------------
                                        J. Andy Thompson, Chairman of
                                        the Board and Chief Executive
                                        Officer

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